UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 24, 2006

Centennial Bank Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 300 Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    303-296-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On July 24, 2006, Sherri L. Heronema joined Centennial Bank Holdings, Inc. (the “Company”) as the Company’s Executive Vice President, Human Resources and Administration. In connection with the hiring of Ms. Heronema, the Company entered into a change-in-control agreement (the “Agreement”) with Ms. Heronema. The Agreement provides for severance in the event of certain terminations of her employment within the two years following a “Change in Control” (as defined in the Agreement). Under those circumstances, the Company will (i) pay to Ms. Heronema two (2) times her highest annual compensation (base salary, automobile and other expense allowances, and bonus) for any of the three most recent calendar years and (ii) provide Ms. Heronema and her dependents with medical and dental coverage for 24 months. Ms. Heronema is also subject to a non-solicitation covenant (as further specified in the Agreement) for two years following any termination of her employment. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02                                             Results of Operations and Financial Condition.*

Item 7.01                                             Regulation FD Disclosure.*

On July 25, 2006, the Company issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.*

(c) Exhibits.

The following exhibits are being filed or furnished (as indicated below) herewith:

10.1                           Change-in-Control Agreement, dated July 24, 2006, between Sherri L. Heronema and the Company (filed)

99.1                           Press Release, dated July 25, 2006 (furnished)

* The information furnished under Items 2.02, 7.01 and 9.01 of this Current Report on Form 8-K, other than Exhibit 10.1 under Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Centennial Bank Holdings, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL BANK HOLDINGS, INC.

	By:	/s/ Zsolt K. Besskó
Name: Zsolt K. Besskó
Title: Executive Vice President, General Counsel and Secretary

Date: July 25, 2006